UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

EXCELLIGENCE LEARNING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32613	77-0559897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Lower Ragsdale Drive, Monterey, California 93940
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 333-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 28, 2006, the Registrant issued a press release announcing that it had received written notification from the San Francisco District Office of the Securities and Exchange Commission that the previously announced SEC investigation into the restatement of the Registrant’s financial statements for the year ended December 31, 2004 and quarter ended March 31, 2005 and related matters has been terminated and that no enforcement action against the Registrant has been recommended to the Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Excelligence Learning Corporation on September 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2006	EXCELLIGENCE LEARNING CORPORATION

	By:	/s/ Ronald Elliott
	Name:	Ronald Elliott
	Title:	Chief Executive Officer